SECURITIES AND EXCHANGE COMMISSION

UNITED STATES

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 16, 2009

REGENCY CENTERS CORPORATION

(Exact name of registrant as specified in its charter)

Florida	001-12298	59-3191743
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Independent Drive, Suite 114 Jacksonville, Florida		32202
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number including area code: (904)-598-7000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02:	Results of Operations and Financial Condition.

On July 17, 2009, Regency Centers Corporation (“Regency”) issued a press release announcing its preliminary results of operations for the second quarter of 2009. The press release is furnished as Exhibit 99.1 and is incorporated herein by reference.

Item 2.06:	Material Impairments.

On July 16, 2009, in connection with Regency’s co-investment partner’s, Macquarie CountryWide Trust (“MCW”), agreement to sell its interest in Macquarie CountryWide-Regency II, LLC (“MCW II”) to Global Retail Investors LLC (GRI), a joint venture between the California Public Employees’ Retirement System (CalPERS) and an affiliate of First Washington Realty, Inc., the Company concluded that a material charge for impairment is required in the amount of $28.8 million, or $0.37 per share, for two wholly-owned Regency shopping centers and two out parcels and 13 properties in the MCW II partnership that GRI and Regency have targeted for sale.

Item 7.01:	Regulation FD Disclosure.

In the July 17, 2009 press release furnished as Exhibit 99.1 and incorporated herein by reference, Regency updated 2009 earnings guidance and announced that its co-investment partner, MCW, has agreed to sell its 75% interest in MCW II, an existing co-investment partnership between MCW and Regency. GRI has agreed to purchase the majority of MCW’s interest in MCW II. Regency has two options to acquire MCW’s remaining 15% interest.

Forward-looking statements, including estimates of future FFO per share, involve risks and uncertainties. Actual future performance, outcomes and results may differ materially from those expressed in forward-looking statements. Please refer to the documents filed by Regency with the Securities and Exchange Commission, including the most recent reports on Forms 10-K and 10-Q, which identify important risk factors which could cause actual results to differ from those contained in the forward-looking statements.

The information in this item shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of Section 18, nor shall it be deemed incorporated by reference in any of Regency’s filings under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent, if any, expressly set forth by specific reference in such filing.

Item 9.01:	Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1	Press release of Regency Centers Corporation dated July 17, 2009 relating to the announcement of the Macquarie transaction as well as the preliminary results for second quarter of 2009 and updated 2009 earnings guidance

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGENCY CENTERS CORPORATION
(registrant)

July 17, 2009	By:	/s/ J. Christian Leavitt
J. Christian Leavitt, Senior Vice President
Finance and Principal Accounting Officer

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